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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549
                                    --------------
                                       FORM 8-A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

                               MIPS TECHNOLOGIES, INC.
              ----------------------------------------------------------
                (Exact name of Registrant as specified in its charter)


              Delaware                                   77-0322161
 --------------------------------------   --------------------------------------
    (Jurisdiction of incorporation                    (I.R.S. Employer
          or organization)                           Identification No.)

        1225 Charleston Road
      Mountain View, California                             94043
 --------------------------------------   --------------------------------------
(Address of principal executive offices)                 (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:


                                                  Name of each exchange on
Title of each class to be so registered     which each class is to be registered
---------------------------------------     ------------------------------------

               None

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. / /

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. /X/

Securities Act registration statement file number to which this form relates:
__________________

Securities to be registered pursuant to Section 12(g) of the Act:

                Class A common stock, par value $0.001 per share
                -----------------------------------------------------
                                (Title of class)

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                    INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          The Registrant hereby incorporates by reference the description of the Class A common stock, par value $0.001 per share (the "Common Stock"), of the Registrant registered hereby as set forth under the heading "Description of MIPS Capital Stock Prior to and Following the Recapitalization" included in its Proxy Statement, dated as of February 26, 1999 (the "Proxy Statement").


Item 2.   EXHIBITS.

          The following exhibits are filed herewith (or incorporated herein by reference):

          1. Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 1, 1998.

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                                      SIGNATURES


          Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   MIPS TECHNOLOGIES, INC.



                                By:      /s/ John E. Bourgoin
                                   --------------------------------------------
                                   Name:  John E. Bourgoin
                                   Title: Chief Executive Officer and President

                                Date: April 5, 1999

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                                    EXHIBIT INDEX



                                                                 Sequentially
 Exhibit No.                                                     Numbered Page
 -----------                                                     -------------

     1.       Proxy Statement on Schedule 14A of the
              Registrant, filed on March 1, 1999 (incorporated by reference)